UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2024

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Enterprise, Suite 200 Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series H Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRH	New York Stock Exchange
Series I Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ◻

Item 2.02.Results of Operations and Financial Condition.

On May 6, 2024, Sunstone Hotel Investors, Inc. (the “Company”) issued a press release regarding its financial results for the first quarter ended March 31, 2024. The press release referred to supplemental financial information that is available on the Company’s website, free of charge, at www.sunstonehotels.com. A copy of the press release and the supplemental financial information are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 3, 2024, the Company held its Annual Meeting of Stockholders. The matters on which the stockholders voted, in person or by proxy, and the results of such voting were as follows:

1)	Election of eight directors to serve until the next annual meeting and until their successors are elected and qualified:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
W. Blake Baird	168,512,018	10,219,509	330,253	9,731,564
Andrew Batinovich	173,627,338	5,104,189	330,253	9,731,564
Monica S. Digilio	172,453,502	6,278,025	330,253	9,731,564
Bryan A. Giglia	170,346,322	8,385,316	330,142	9,731,564
Kristina M. Leslie	176,107,335	2,623,848	330,597	9,731,564
Murray J. McCabe	175,390,621	3,340,906	330,253	9,731,564
Verett Mims	176,216,468	2,515,058	330,254	9,731,564
Douglas M. Pasquale	140,753,489	38,057,980	250,311	9,731,564

2)	Ratification of the Audit Committee’s appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,022,813	5,747,131	23,400	—

3)	Advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
173,138,457	5,628,967	294,356	9,731,564

Item 9.01.Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 6, 2024.
99.2	Supplemental Financial Information for the first quarter ended March 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: May 6, 2024	By:	/s/ Aaron R. Reyes
Aaron R. Reyes (Principal Financial Officer and Duly Authorized Officer)